                                                                      EXHIBIT 99

                         TERM SHEET DATED JUNE 28, 1999



                          $1,116,700,000 (Approximate)



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                        GREEN TREE FINANCIAL CORPORATION
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                       [LOGO OF GREEN TREE APPEARS HERE]


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                Certificates for Home Equity Loans, Series 1999-C
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED JUNE 28, 1999

                       Green Tree Financial Corporation
               Certificates for Home Equity Loans, Series 1999-C
                         $1,116,700,000 (Approximate)
                              Subject to Revision

Seller/Servicer     Green Tree Financial Corporation ("Green Tree")

Trustee             U.S. Bank Trust National Association

Underwriter         Lehman Brothers Inc. (Lead), Banc of America Securities LLC
                    (Co), Chase Securities Inc. (Co), Credit Suisse First Boston
                    Corporation (Co), First Union Capital Markets (Co) and
                    Merrill Lynch & Co. (Co)

-----------------------------------------------------------------------------------------------------------------------
                               Amount     Ratings (S&P/Fitch)    WAL at 100% Prepayment Model/(1)/  Exp. Final Maturity
-----------------------------------------------------------------------------------------------------------------------
To Call
    A-1A ARM            $ 250,000,000         AAA / AAA                         2.48                     12/2005
    A-1B ARM            $ 100,000,000         AAA / AAA                         2.47                     12/2005
    A-1                 $ 275,000,000         AAA / AAA                         0.85                     01/2001
    A-2                 $ 210,750,000         AAA / AAA                         2.10                     04/2002
    A-3                  $ 67,100,000         AAA / AAA                         3.10                     12/2002
    A-4                  $ 76,925,000         AAA / AAA                         4.23                     02/2005
    A-5                  $ 66,075,000         AAA / AAA                         4.43                     02/2005
    A-6 IO/(2)/          $ 60,000,000         AAAr / AAA                        1.63                     02/2001
    M-1                  $ 70,850,000         AA / AA                           7.13                     01/2007
To Maturity
    M-1                  $ 70,850,000         AA / AA                           7.22                     09/2007
Other Certificates:    The Class M-2, B-1 and B-2 Certificates are not offered hereby.  They will be retained by the
                       Seller or an affiliate thereof.
-----------------------------------------------------------------------------------------------------------------------

(1) The Certificates (other than the Class A-1A ARM and the Class A-1B ARM Certificates) will be priced with respect to the Fixed Rate Home Equity Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Class A-1A ARM and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Loans, using a constant prepayment rate of 30% CPR.
(2) Interest will be based on a notional principal amount which will equal $60,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 20 Payment Dates, and will thereafter, equal zero. The Class A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Cut-off Date                  May 1, 1999 (or the date of origination, if
                              later), in each case for loans other than Subsequent Loans. For each Subsequent Loan, the date of purchase by the Trust.


Pricing                       June 24, 1999

Exp. Settlement               June 30, 1999

Legal Final                   The Payment Date in July 2030

Payment Date                  The 15th day of each month (or if such 15th day
                              is not a business day, the next succeeding business day) commencing on July 15, 1999.

ERISA                         Only the Class A Certificates are ERISA eligible.

Tax Status                    The Trust will be treated as a "real estate
                              mortgage investment conduit" (a "REMIC") for federal income tax purposes.

Optional Redemption           10% cleanup call

Additional Collateral         The data set forth below with respect to the Pool
                              is based solely on the loans identified for inclusion in the Pool as of the related Cut-off
                              Date ("Original Home Equity Loans"). Certain additional loans will be identified for inclusion in the Pool prior to the Closing Date ("Additional
                              Home Equity Loans"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent loans ("Subsequent Home Equity
                              Loans"). It is expected that the Additional and Subsequent Home Equity Loans will have characteristics which are substantially similar to the original loans.

Credit Enhancement            Class A:   19.55% subordination (Class M-1, M-2,
                                         B-1 and B-2), and Residual (Class C)

                              Class M-1: 14.10% subordination (Class M-2, B-1
                                         and B-2), and Residual (Class C)

                              Class M-2: 8.70% subordination (Class B-1 and
                                         B-2), and Residual (Class C)

                              Class B-1: 5.10% subordination (Class B-2), and
                                         Residual (Class C)

                              Class B-2: Limited Guaranty and Residual (Class C)

Distribution                  The Pool includes adjustable rate closed-end home
                              equity loans subject to interest rate adjustments after an initial period of up to 36 months (the
                              "Adjustable Rate Home Equity Loans"; all Home
                              Equity Loans other than the Adjustable Rate Home
                              Equity Loans are referred to herein as the "Fixed
                              Rate Home Equity Loans").

                              The Amount Available will generally consist of payments made on or in respect of the Home Equity Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee, and amounts otherwise payable to Green Tree as the Guaranty Fee, and amounts otherwise payable to the Class C Certificateholder.

                              The Amount Available will generally be applied first to the distributions to the Class A Certificateholders, then to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class B-1 Certificateholders, and then to the Class B-2 Certificateholders.

                              Class A Certificates are senior to the Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Pre-Funding Feature           On the Closing Date, a portion of the proceeds
                              from the sale of the Certificates (the "Pre-Funded
                              Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Home
                              Equity Loans during the Pre-Funding Period. The
                              Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding
                              Period will be (i) paid to the Class A-1
                              Certificateholders in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Loans which are Fixed Rate
                              Home Equity Loans, (ii) paid to the Class A-1A ARM
                              Certificateholders in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Loans which are Group I
                              Adjustable Rate Home Equity Loans, and (iii) paid to the Class A-1B ARM Certificateholders in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Loans which are Group II Adjustable Rate Home Equity Loans.

Losses on Liquidated Home     If Net Liquidation Proceeds from Liquidated Loans
Equity Loans                  in the respective collection period are less than
                              the Scheduled Principal Balance of such Liquidated
                              Loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class
                              M-1 Certificateholders.

Interest on the Class A, M-1, Interest will be distributable first to each Class
M-2 and B-1                   of Class A Certificates concurrently, then to the
                              Class M-1 Certificates, then to the Class M- 2
                              Certificates and then to the Class B-1
                              Certificates.

                              Interest will be paid concurrently on each Class of Class A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class A Certificates other than the Class A-6 IO Certificates) or based on the Notional Principal Amount (in the case of the Class A-6 IO Certificates). Interest will be calculated on the Class A-6 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of
                              (a) the principal balance of the Class A
                              Certificates and (b) $60,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class A-6 IO Certificates are entitled to receive interest payments only through the Payment Date in February 2001. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                              The Class A-1A ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1A ARM Certificates will be floating and will equal the lesser of:

                                  i.   One Month LIBOR plus the Class A-1A ARM
                                       Pass-Through Margin;
                                  ii.  The Available Funds Pass-Through Rate; or
                                  iii. 14.0%

                              The Class A-1A ARM Pass-Through Margin will equal 0.26% per annum through the Payment Date on which the principal balance of the Home Equity Loans is 10% or more of the aggregate principal balance of the certificates as of the closing date, and 0.52% per annum on each Payment Date on which the principal balance of the Home Equity Loans is less than 10% of the aggregate principal balance of the certificates as of the closing date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Loans. "The Expense Adjusted Mortgage


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              Rate" on any Adjustable Rate Loan is equal to the then applicable Loan Interest Rate thereon, minus 0.50% per annum (which is the sum of the servicing fee and the trustee fee).

                              The Class A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1B ARM Certificates will be floating and will equal the lesser of:

                                  i.   One Month LIBOR plus the Class A-1B ARM
                                       Pass-Through Margin;
                                  ii.  The Available Funds Pass-Through Rate; or
                                  iii. 14.0%

                              The Class A-1B ARM Pass-Through Margin will equal 0.30% per annum through the Payment Date on which the principal balance of the Home Equity Loans is 10% or more of the aggregate principal balance of the certificates as of the closing date, and 0.60% per annum on each Payment Date on which the principal balance of the Home Equity Loans is less than 10% of the aggregate principal balance of the certificates as of the closing date.

                              Interest will accrue on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class A-1A ARM and Class A-1B ARM Certificate will accrue on an actual/360 basis. Interest on all other Certificates will accrue on a 30/360 basis.

                              Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                              The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Liquidation Loss Amount allocated to the Class M-1 Certificates. The Class Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                              The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Liquidation Loss Amount allocated to the Class M-2 Certificates. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                              The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Liquidation Loss Amount allocated to the Class B-1 Certificates. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

Principal on the Class A,     After the payment of all interest distributable to
M-1, M-2, B-1                 Class A, Class M-1, Class M-2 and Class B-1
                              Certificateholders, principal will be distributed in the following manner, to the extent of the available amount.

Class A Principal             After payment of all interest distributable to the
                              Class A, Class M-1, Class M-2, and Class B-1
                              Certificateholders, holders of the Class A-1A ARM and Class A-1B ARM Certificates will be entitled to receive, as payments of principal, the Class
                              A-1A ARM Principal Distribution Amount and the
                              Class A-1B ARM Principal Distribution Amount, respectively. The Senior Percentage of the Formula
                              Principal Distribution Amount will be distributed, to the extent of the Amount Available as follows:
                              (i) that portion, if any, of the Senior Percentage of the Formula Principal Distribution Amount equal to the Class A-5 Lockout Pro-rata Distribution
                              Amount will be distributed to the Class A-5
                              Certificateholders; and (ii) the remainder of the Senior Percentage of the Formula Principal
                              Distribution Amount will be distributed in the following order: first


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              to the Class A-1 Certificateholders, until the Class A-1 Principal Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2 Principal Balance has been reduced to zero, then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero, then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero, then to the Class A-5 Certificateholders until the Class A-5 Principal Balance has been reduced to zero.

                              The "Formula Principal Distribution Amount" for a Payment Date will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Loan during the related Due Period, (ii) the Scheduled Balance of each Home Equity Loan which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Loans, (iv) the scheduled principal balance of each Home Equity Loan that became a liquidated loan during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus (B) the sum of (i) the lesser of (x) the Class A-1A ARM Principal Balance immediately preceding such Payment Date and (y) the sum of the amounts described in clauses (B)(i) through (v) of the definition of the Class A-1A ARM Principal Distribution Amount and (ii) the lesser of (x) the Class A-1B ARM Principal Balance immediately preceding such Payment Date and (y) the sum of the amounts described in clauses (B)(i) through (v) of the definition of the Class A-1B ARM Principal Distribution Amount.

                              For purpose of determining the Class A-1A ARM Principal Distribution Amount and the Class A-1B ARM Principal Distribution Amount, the Adjustable Rate Home Equity Loans will be separated into two groups known as the "Group I Adjustable Rate Loans" and the "Group II Adjustable Rate Loans".

                              The "Class A-1A ARM Principal Distribution Amount" on or before the Payment Date on which the Class A-1A ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1A ARM Principal Balance immediately preceding such Payment Date or (B) the sum of the following:
                              (i) all scheduled payments of principal due on each outstanding Group I Adjustable Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group I Adjustable Rate Loan during the related Due Period; (iii) the scheduled principal balance of each Group I Adjustable Rate Loan that became a liquidated loan during the related Due Period; (iv) the scheduled principal balance of each Group I Adjustable Rate Loan repurchased by the Company during the related Due Period; (v) the amount, if any by which the amounts described in clauses (i) through (iv) of the definition of the Class A-1B ARM Principal Distribution Amount exceed the Class A-1B ARM Principal Balance immediately preceding such Payment Date; and (vi) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4 and A-5 Certificates have been paid in full, a pro-rata portion (based on the Class A-1A ARM Principal Balance versus the Class A-1B ARM Principal Balance) of (a) the Senior Percentage multiplied by the excess of the sum of the amounts described in clauses (A)(i) through
                              (v) of the definition of the Formula Principal Distribution Amount over the sum of the amounts described in clauses (i) through (iv) of the definition of the Class A-1A ARM Principal Distribution Amount and the amounts described in clauses (i) through (iv) of the definition of the Class A-1B ARM Principal Distribution Amount, less
                              (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4 and A-5 Certificates on such Payment Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          The "Class A-1B ARM Principal Distribution Amount" on or before the Payment Date on which the Class A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1B ARM Principal Balance immediately preceding such Payment Date or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Group II Adjustable Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Group II Adjustable Rate Loan during the related Due Period; (iii) the scheduled principal balance of each Group II Adjustable Rate Loan that became a liquidated loan during the related Due Period; (iv) the scheduled principal balance of each Group II Adjustable Rate Loan repurchased by the Company during the related Due Period; (v) the amount, if any, by which the amounts described in clauses (i) and (iv) of the definition of the Class A-1A ARM Principal Distribution Amount exceed the Class A-1A ARM Principal Balance immediately preceding such Payment Date; and (vi) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4 and A-5 Certificates have been paid in full, a pro-rata portion (based on the Class A-1A ARM Principal Balance versus the Class A-1B ARM Principal Balance) of (a) the Senior Percentage multiplied by the excess of the sum of the amounts described in clauses (A)(i) through (v) of the definition of the Formula Principal Distribution Amount over the sum of the amounts described in clauses
          (i) through (iv) of the definition of the Class A-1A ARM Principal Distribution Amount and the amounts described in clauses (i) through
          (iv) of the definition of the Class A-1B ARM Principal Distribution Amount, less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4 and A-5 Certificates on such Payment Date.

          The "Class A-5 Lockout Pro Rata Distribution Amount," as to any Payment Date, is an amount equal to the lesser of:

          (a) the product of (1) the Class A-5 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-5 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class A Principal Balance less the sum of the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance immediately preceding such Payment Date, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and (b) the Class A-5 Principal Balance immediately preceding such Payment Date.

          The "Class A-5 Lockout Percentage" for each Payment Date shall be as follows:

                  Payment Dates                  Lockout Percentage
                  -------------                  ------------------
                  July 1999 - June 2001                  0%
                  July 2001 - June 2003                  20%
                  July 2003 - June 2004                  80%
                  July 2004 - June 2005                  100%
                  July 2005 and thereafter               300%

          The Senior Percentage will equal 100% if any of the following exist:

          i)  the Payment Date is prior to July 2002 (month 37); or

          ii) each Class B Principal Distribution Test (see below) is not satisfied.

          On each Payment Date on which the Class B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance) and the Class M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Loans other than the Adjustable Rate Loans for the immediately preceding Payment Date.

          The Class A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class M-1 Principal           Class M-1 Certificateholders will not receive
                              principal until the Class A Principal Balance has been reduced to zero. At that time the Class M-1
                              Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                              Distribution Amount, until the Class M-1 Principal
                              Balance has been reduced to zero.

Class M-2 Principal           Class M-2 Certificateholders will not receive
                              principal until the Class A and Class M-1
                              Principal Balances have been reduced to zero. At that time Class M-2 will be entitled to receive the Senior Percentage of the Formula Principal
                              Distribution Amount, until the Class M-2 Principal
                              Balance has been reduced to zero.

Class B-1 Principal           The Class B-1 Certificateholders will not receive
                              principal payments until either (i) (a) the Payment Date in or after July 2002 and (b) each Class B Principal Distribution Test is satisfied or (ii) the Class A Principal Balance and the
                              Class M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class A, Class M-1, Class M-2 and Class B-1 Certificateholders and all principal distributable to the Class A, Class M-1 and Class
                              M-2 Certificateholders, the Class B-1
                              Certificateholders will be entitled to receive the Class B Percentage of the Formula Principal
                              Distribution Amount until the Class B-1 Principal
                              Balance has been reduced to zero.

                              The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

Class B Principal             (i)       the Average Sixty-Day Delinquency Ratio
Distribution Tests                      as of such given Payment Date and the
                                        prior two Payment Dates must not exceed
                                        20% of the Senior Subordination
                                        Percentage;

                              (ii) the Average Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                              (iii) the Cumulative Realized Losses as of the given Payment Date must not exceed 7.5%;

                              (iv) the Current Realized Loss Ratio as of the given Payment Date must not exceed 2.0%; and

                              (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 17.4%.

                              The "Senior Subordination Percentage" for any Payment Date will equal (a) on any Payment Date on which the Class A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of
                              (i) the Class M-1 Adjusted Principal Balance, if any, (ii) the Class M-2 Adjusted Principal Balance, if any, (iii) the Class B-1 Adjusted Principal Balance, if any, and (iv) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans, (b) on any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-2 Adjusted Principal Balance, if any, (ii) the Class B-1 Adjusted Principal Balance, if any, and (iii) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Loans, (c) on any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class B-1 Adjusted Principal Balance, if any, and (ii) the Class B-2 Principal Balance, if any,


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                and the denominator of which is the Pool Scheduled
                                Principal Balance of the Home Equity Loans, or (d) on any Payment Date on which the Class M-2
                                Principal Balance has been reduced to zero and the Class B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal
                                Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Home
                                Equity Loans.

Liquidation Loss Interest       Liquidation Loss Interest will be distributable
                                first to the Class M-1 Certificates, then to the
                                Class M-2 Certificates and then to the Class B-1
                                Certificates. Interest on the outstanding Class
                                M-1 Liquidation Loss Amount, Class M-2 Liquidation
                                Loss Amount and Class B-1 Liquidation Loss Amount,
                                as applicable, will accrue from the Settlement
                                Date, or from the most recent Payment Date on
                                which interest has been paid to but excluding the
                                following Payment Date.

Class B-2 Interest              After payment of Class A, Class M-1, Class M-2 and
                                Class B-1 Distribution Amounts, interest will be
                                paid to the Class B-2. The Class B-2 Limited
                                Guaranty will be available to pay interest to the
                                Class B-2 Certificateholders if the Class B-2
                                Remaining Amount Available is not sufficient.
                                Interest will initially accrue from the Settlement
                                Date and thereafter will accrue from the most
                                recent Payment Date on which interest has been
                                paid to, in each case, but excluding the following
                                Payment Date. Interest will be computed on a
                                30/360 basis. Interest shortfalls will be carried
                                forward, and will bear interest at the Class B-2
                                Pass-Through Rate, to the extent legally
                                permissible.

Class B-2 Principal             Except as described below, the Class B-2
                                Certificateholders will not receive principal
                                payments until the Class B-1 Principal Balance has
                                been reduced to zero. At that time, if each Class
                                B Principal Distribution Test is satisfied (unless
                                the Class A and Class M Principal Balances have
                                been reduced to zero), to the extent of the amount
                                available after payment of all interest and
                                principal on the Class A, the Class M and the
                                Class B-1 Certificates and any amounts actually
                                paid under the Class B-2 Limited Guaranty, the
                                Class B-2 Certificateholders will receive the
                                Class B Percentage of the Formula Principal
                                Distribution Amount until Class B-2 Principal
                                Balance has been reduced to zero.

                                On each Payment Date, the Class B-2
                                Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited
                                Guaranty, the Class B-2 Liquidation Loss Principal
                                Amount until the Class B-2 Principal Balance has been reduced to zero.

Class B-2 Limited Guaranty      The Class B-2 Limited Guaranty will be available
                                to pay the Class B-2 Liquidation Loss Principal
                                Amount and the Class B-2 Distribution Amount. The
                                Class B-2 Limited Guaranty will be an unsecured
                                general obligation of the Company.

Class A-1A ARM Available Funds  If on any Distribution Date, the Class A-1A ARM
Cap Carryover Amount            Pass-Through Rate is based on the Available Funds
                                Pass-Through Rate, holders of such Certificates
                                will be entitled to receive the Available Funds
                                Cap Carryover Amount to the extent funds are
                                available. The "Available Funds Cap Carryover
                                Amount" is the excess of (i) the amount of
                                interest the Class A-1A ARM Certificateholders
                                would be entitled to receive on such Payment Date
                                had interest been calculated based on one-month
                                LIBOR plus the Class A-1A ARM Pass-Through Margin
                                (but in no event exceeding 14.00%) over (ii) the
                                amount of interest such Class will receive on such
                                Payment Date at the Available Funds Pass-Through
                                Rate, together with the unpaid portion of any such
                                excess from prior Payment Dates (and interest
                                accrued thereon at the then applicable Class A-1A
                                ARM Pass-Through Rate, without giving effect to
                                the Available Funds Pass-Through Rate, but in no
                                event exceeding 14.00%). The ratings assigned to
                                the Class A-1A ARM Certificates do not address the
                                likelihood of the payment of Available Funds Cap
                                Carryover Amount.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Class A-1B ARM Available      If on any Distribution Date, the Class A-1B ARM
Funds Cap Carryover Amount    Pass-Through Rate is based on the Available Funds
                              Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds
                              Cap Carryover Amount to the extent funds are available. The "Available Funds Cap Carryover
                              Amount" is the excess of (i) the amount of interest the Class A-1B ARM Certificateholders would be entitled to receive on such Payment Date had interest been calculated based on one-month
                              LIBOR plus the Class A-1B ARM Pass-Through Margin
                              (but in no event exceeding 14.00%) over (ii) the amount of interest such Class will receive on such Payment Date at the Available Funds Pass-Through
                              Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Class A-1B
                              ARM Pass-Through Rate, without giving effect to the Available Funds Pass-Through Rate, but in no event exceeding 14.00%). The ratings assigned to the Class A-1B ARM Certificates do not address the likelihood of the payment of Available Funds Cap
                              Carryover Amount.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                HOME EQUITY LOANS

     The Home Equity Loans consist of both fixed rate and adjustable rate closed-end home equity loans. The adjustable rate closed-end home equity loans are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans." The obligations of the Obligor under each Home Equity Loan are secured by the related real estate.

     The information concerning the Initial Home Equity Loans presented below is based on a pool originated through April 30, 1999. Green Tree intends to acquire and sell Additional Home Equity Loans to the Trust by the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Home Equity Loans will differ from the characteristics of the Initial Home Equity Loans shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Loans sold to the Trust will vary materially from those of the Initial Home Equity Loans herein.



                    THE INITIAL FIXED RATE HOME EQUITY LOANS

--------------------------------------------------------------------------------
Number of Loans:                                      7,783
Wgt. Avg. Loan Rate:                                11.086%
Range of Rates:                              5.74% - 19.80%
Wgt. Avg. Orig. Maturity:                               258
Wgt. Avg. Rem. Maturity:                                257
Avg. Rem. Princ. Balance:                           $63,347
Wgt. Avg. CLTV:                                      89.56%
--------------------------------------------------------------------------------


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                      INITIAL FIXED RATE HOME EQUITY LOANS

                                                                                 % of Initial Fixed Rate
                                    Number of            Aggregate Principal       Loans by Outstanding
           State                      Loans              Balance Outstanding         Principal Balance
-------------------------- ------------------------ ---------------------------- ------------------------
                 CA                      530                $ 50,615,052.25                 10.27%
                 MI                      468                  30,460,327.18                  6.18%
                 OH                      529                  29,847,899.52                  6.05%
             Other*                    6,256                 382,108,680.74                 77.50%
             ------                    -----                 --------------                 ------
           Total/1/                    7,783               $ 493,031,959.69                100.00%

* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Loans Outstanding Principal Balance.
/1/  Percentages may not add to 100% due to rounding.

          YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY LOANS

                                                                                 % of Initial Fixed Rate
                                    Number of            Aggregate Principal       Loans by Outstanding
    Year of Origination               Loans              Balance Outstanding         Principal Balance
-------------------------- ------------------------ ---------------------------- ------------------------
               1977                        1                  $ 26,322.78                   0.01%
               1978                        1                    19,464.91                       *
               1995                        1                    27,442.95                   0.01%
               1996                       11                   266,110.73                   0.05%
               1997                       25                   795,748.61                   0.16%
               1998                      785                66,603,936.31                  13.51%
               1999                    6,959               425,292,933.40                  86.26%
               ----                    -----               --------------                  ------
           Total/1/                    7,783             $ 493,031,959.69                 100.00%

* Indicates an amount greater than 0.000% but less than 0.005%. /1/ Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    INITIAL FIXED RATE HOME EQUITY LOAN RATES

                                                                                     % of Initial Fixed
                                                                                       Rate Loans by
                                    Number of             Aggregate Principal      Outstanding Principal
  Range of HE Loan Rates              Loans               Balance Outstanding             Balance
-------------------------- ------------------------ ---------------------------- ------------------------
      5.001 - 6.000                         1                $ 62,332.91                     0.01%
      6.001 - 7.000                         3                 128,900.00                     0.03%
      7.001 - 8.000                        21               2,712,356.90                     0.55%
      8.001 - 9.000                       473              55,800,170.94                    11.32%
     9.001 - 10.000                       916              94,592,373.77                    19.19%
    10.001 - 11.000                     1,572             128,520,000.07                    26.07%
    11.001 - 12.000                     1,443              91,617,003.86                    18.58%
    12.001 - 13.000                     1,334              54,917,244.50                    11.14%
    13.001 - 14.000                     1,328              43,115,254.95                     8.74%
    14.001 - 15.000                       422              13,511,315.37                     2.74%
    15.001 - 16.000                       145               4,620,673.63                     0.94%
    16.001 - 17.000                        88               2,543,811.51                     0.52%
    17.001 - 18.000                        28                 700,545.50                     0.14%
          18.001 >=                         9                 189,975.78                     0.04%
                                            -                 ----------                     -----
             Total:                     7,783           $ 493,031,959.69                   100.00%

(1)  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE
                            HOME EQUITY LOAN AMOUNTS

                                                                                     % of Initial Fixed
                                                                                       Rate Loans by
        Original HE Loan               Number of          Aggregate Principal      Outstanding Principal
      Amount (in Dollars)                Loans            Balance Outstanding             Balance
-------------------------- ------------------------ ---------------------------- ------------------------
                1 - 10,000                117             $ 1,084,293.01                     0.22%
           10,001 - 20,000              1,054              16,353,151.34                     3.32%
           20,001 - 30,000              1,038              26,080,936.33                     5.29%
           30,001 - 40,000                846              29,798,681.75                     6.04%
           40,001 - 50,000                752              34,067,945.49                     6.91%
           50,001 - 60,000                735              40,503,043.56                     8.22%
           60,001 - 70,000                647              41,916,508.09                     8.50%
           70,001 - 80,000                540              40,508,265.80                     8.22%
           80,001 - 90,000                409              34,657,058.79                     7.03%
          90,001 - 100,000                328              31,161,157.68                     6.32%
         100,001 - 110,000                231              24,352,187.19                     4.94%
         110,001 - 120,000                220              25,387,923.32                     5.15%
         120,001 - 130,000                153              19,153,519.46                     3.88%
         130,001 - 140,000                130              17,601,515.16                     3.57%
         140,001 - 150,000                118              17,156,427.86                     3.48%
         150,001 - 160,000                 94              14,559,537.36                     2.95%
         160,001 - 170,000                 66              10,915,999.11                     2.21%
         170,001 - 180,000                 60              10,542,544.18                     2.14%
         180,001 - 190,000                 38               7,069,540.21                     1.43%
         190,001 - 200,000                 40               7,872,989.17                     1.60%
         200,001 - 210,000                 22               4,521,522.71                     0.92%
         210,001 - 220,000                 25               5,379,268.13                     1.09%
         220,001 - 230,000                 14               3,171,338.86                     0.64%
         230,001 - 240,000                 24               5,665,419.56                     1.15%
         240,001 - 250,000                 10               2,468,047.08                     0.50%
         250,001 - 260,000                  8               2,048,070.15                     0.42%
         260,001 - 270,000                 16               4,232,738.72                     0.86%
         270,001 - 280,000                 11               3,024,366.89                     0.61%
         280,001 - 290,000                  8               2,271,870.88                     0.46%
         290,001 - 300,000                  9               2,658,020.31                     0.54%
         300,001 - 310,000                  2                 610,000.00                     0.12%
         310,001 - 320,000                  5               1,580,904.95                     0.32%
         320,001 - 330,000                  2                 650,463.46                     0.13%
         330,001 - 340,000                  2                 670,815.40                     0.14%
         340,001 - 350,000                  4               1,392,687.73                     0.28%
         350,001 - 360,000                  1                 360,000.00                     0.07%
         380,001 - 390,000                  1                 389,500.00                     0.08%
         390,001 - 400,000                  2                 793,200.00                     0.16%
         400,001 - 410,000                  1                 400,500.00                     0.08%
                                            -                 ----------                     -----
                  Total/1/              7,783           $ 493,031,959.69                   100.00%

/1/  Percentages may not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     REMAINING MONTHS TO MATURITY OF INITIAL
                          FIXED RATE HOME EQUITY LOANS

                                                                                 % of Initial Fixed Rate
                                   Number of            Aggregate Principal        Loans by Outstanding
     Months Remaining                Loans              Balance Outstanding         Principal Balance
-------------------------- ------------------------ ---------------------------- ------------------------
            31 - 60                      91             $ 1,649,612.35                       0.33%
            61 - 90                      54               1,312,535.84                       0.27%
           91 - 120                     423              11,973,100.31                       2.43%
          121 - 150                      21                 745,625.57                       0.15%
          151 - 180                   2,647             140,529,992.63                      28.50%
          181 - 210                      16                 664,555.57                       0.13%
          211 - 240                   2,416             145,557,312.50                      29.52%
          241 - 270                       2                  81,600.00                       0.02%
          271 - 300                     845              57,378,876.38                      11.64%
          301 - 330                       1                 150,300.00                       0.03%
          331 - 360                   1,267             132,988,448.54                      26.97%
                                      -----             --------------                      ------
           Total/1/                   7,783           $ 493,031,959.69                     100.00%

/1/  Percentages may not add to 100% due to rounding.


              LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY LOANS

                                                                                 % of Initial Fixed Rate
                                    Number of            Aggregate Principal       Loans by Outstanding
           Lien                       Loans              Balance Outstanding         Principal Balance
-------------------------- ------------------------ ---------------------------- -------------------------
                  1                     5,044           $ 414,699,620.88                    84.11%
                  2                     2,722              77,800,745.27                    15.78%
                  3                        17                 531,593.54                     0.11%
                                           --                 ----------                     -----
           Total/1/                     7,783           $ 493,031,959.69                   100.00%


/1/  Percentages may not add to 100% due to rounding.


                     COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                          FIXED RATE HOME EQUITY LOANS

                                                                                 % of Initial Fixed Rate
  Combined Loan to Value            Number of            Aggregate Principal      Loans by Outstanding
           Ratio                      Loans              Balance Outstanding        Principal Balance
-------------------------- ------------------------ ---------------------------- -------------------------
    0.00001 - 10.00000                    5                   $82,300.00                     0.02%
   10.00001 - 20.00000                    9                   146,681.16                     0.03%
   20.00001 - 30.00000                   38                   942,947.59                     0.19%
   30.00001 - 40.00000                   51                 1,565,410.91                     0.32%
   40.00001 - 50.00000                   90                 3,194,537.71                     0.65%
   50.00001 - 60.00000                  135                 5,444,522.72                     1.10%
   60.00001 - 70.00000                  313                15,950,965.63                     3.24%
   70.00001 - 80.00000                1,024                56,420,573.09                    11.44%
   80.00001 - 90.00000                2,268               145,983,403.83                    29.61%
  90.00001 - 100.00000                3,850               263,300,617.05                    53.40%
                                      -----               --------------                    ------
              Total/1/                7,783             $ 493,031,959.69                   100.00%

/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       THE INITIAL GROUP I ADJUSTABLE RATE
                                HOME EQUITY LOANS
----------------------------------------------------------------------------
Number of Loans:                                                   699
Wgt. Avg. Loan Rate:                                            9.788%
Range of Rates:                                         7.24% - 13.55%
Wgt. Avg. Orig. Maturity:                                          360
Wgt. Avg. Rem. Maturity:                                           359
Avg. Rem. Princ. Balance:                                     $108,718
Wgt. Avg. CLTV:                                                 86.07%
----------------------------------------------------------------------------

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                         INITIAL GROUP I ADJUSTABLE RATE
                                HOME EQUITY LOANS

                                                                                     % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
           State                      Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
                 OH                      88               $ 8,098,143.87                         10.66%
                 CA                      44                 6,961,718.15                          9.16%
                 WA                      44                 6,221,117.01                          8.19%
                 IL                      38                 4,085,656.18                          5.38%
                 NC                      48                 4,053,332.76                          5.33%
                 TX                      38                 3,946,911.54                          5.19%
      Other States*                     399                42,627,281.34                         56.09%
                                        ---                -------------                         ------
           Total/1/                     699              $ 75,994,160.85                        100.00%


* No one State in this category constitutes more than 5% of the Initial Group I Adjustable Rate Home Equity Loans Outstanding Principal Balance.
/1/  Percentages
                     YEARS OF ORIGINATION OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
    Year of Origination               Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
            1996                         1                    $ 162,000.00                     0.21%
            1997                         5                      560,676.24                     0.74%
            1998                        93                   10,077,091.62                    13.26%
            1999                       600                   65,194,392.99                    85.79%
                                       ---                   -------------                    ------
        Total/1/                       699                 $ 75,994,160.85                   100.00%

/1/  Percentages may not add to 100% due to rounding.

            DISTRIBUTION OF ORIGINAL INITIAL GROUP I ADJUSTABLE RATE
                            HOME EQUITY LOAN AMOUNTS

                                                                                     % of Initial Group I
  Original HE Loan Amount           Number of            Aggregate Principal       Adjustable Rate Loans by
       (in Dollars)                   Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- ------------------------------
           1 - 25,000                     1                    $ 21,975.00                       0.03%
      25,001 - 50,000                    61                   2,527,563.48                       3.33%
      50,001 - 75,000                   144                   9,069,475.13                      11.93%
     75,001 - 100,000                   142                  12,340,867.92                      16.24%
    100,001 - 125,000                   116                  12,959,693.21                      17.05%
    125,001 - 150,000                    93                  12,719,616.89                      16.74%
    150,001 - 175,000                    55                   8,900,810.21                      11.71%
    175,001 - 200,000                    43                   7,897,936.58                      10.39%
    200,001 - 225,000                    30                   6,284,372.84                       8.27%
    225,001 - 250,000                    14                   3,271,849.59                       4.31%
                                         --                   ------------                       -----
             Total/1/                   699                $ 75,994,160.85                     100.00%


/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 REMAINING MONTHS TO MATURITY OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                       % of Initial Group I
                                    Number of            Aggregate Principal         Adjustable Rate Loans by
     Months Remaining                 Loans              Balance Outstanding       Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- ---------------------------------
         289 - 312                         1                 $ 51,079.41                           0.07%
         337 - 360                       698               75,943,081.44                          99.93%
                                         ---               -------------                          ------
          Total/1/                       699             $ 75,994,160.85                         100.00%

/1/  Percentages may not add to 100% due to rounding.


             INITIAL GROUP I ADJUSTABLE RATE HOME EQUITY LOAN RATES

                                                                                     % of Initial Group I
   Range of HE Loans by             Number of            Aggregate Principal       Adjustable Rate Loans by
        Loan Rates                    Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
        7.001 - 8.000                     9                   $ 902,289.77                          1.19%
        8.001 - 9.000                   135                  17,660,666.07                         23.24%
       9.001 - 10.000                   296                  32,823,088.13                         43.19%
      10.001 - 11.000                   181                  17,538,824.06                         23.08%
      11.001 - 12.000                    63                   6,053,887.33                          7.97%
      12.001 - 13.000                    12                     884,215.93                          1.16%
      13.001 - 14.000                     3                     131,189.56                          0.17%
                                          -                     ----------                          -----
             Total/1/                   699                $ 75,994,160.85                        100.00%


/1/  Percentages may not add to 100% due to rounding.


                 COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
  Combined Loan-to-Value            Number of            Aggregate Principal       Adjustable Rate Loans by
           Ratio                      Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- ------------------------------
      30.01 - 40.00                      1                     $ 49,972.63                         0.07%
      40.01 - 50.00                      3                      288,932.81                         0.38%
      50.01 - 60.00                      8                      538,434.52                         0.71%
      60.01 - 70.00                     40                    2,660,537.20                         3.50%
      70.01 - 80.00                    167                   17,671,540.61                        23.25%
      80.01 - 90.00                    378                   41,503,305.35                        54.61%
     90.01 - 100.00                    102                   13,281,437.73                        17.48%
                                       ---                   -------------                        ------
           Total/1/                    699                 $ 75,994,160.85                       100.00%


/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                MONTH OF NEXT RATE ADJUSTMENT OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
    Month of Next Rate              Number of            Aggregate Principal       Adjustable Rate Loans by
        Adjustment                    Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
            1999-05                         1               $ 159,921.30                           0.21%
            1999-07                         2                 310,198.21                           0.41%
            1999-08                         4                 339,501.71                           0.45%
            1999-11                         2                 291,803.31                           0.38%
            1999-12                         2                 228,828.78                           0.30%
            2000-01                         1                  97,970.43                           0.13%
            2000-02                         2                 336,720.79                           0.44%
            2000-03                         1                  78,576.38                           0.10%
            2000-05                         1                 234,277.63                           0.31%
            2000-07                         1                  70,521.07                           0.09%
            2000-09                         9               1,072,129.76                           1.41%
            2000-10                        14               1,441,891.34                           1.90%
            2000-11                        20               1,971,619.33                           2.59%
            2000-12                        36               3,948,461.15                           5.20%
            2001-01                        64               6,751,900.06                           8.88%
            2001-02                       176              18,784,883.04                          24.72%
            2001-03                       274              30,601,154.26                          40.27%
            2001-04                        61               6,400,146.90                           8.42%
            2001-05                         5                 575,975.00                           0.76%
            2001-07                         1                  76,500.00                           0.10%
            2001-09                         1                  65,363.30                           0.09%
            2001-10                         1                 128,460.67                           0.17%
            2001-11                         3                 126,572.71                           0.17%
            2002-01                         4                 323,524.35                           0.43%
            2002-02                         9               1,019,609.37                           1.34%
            2002-03                         4                 557,650.00                           0.73%
                                            -                 ----------                           -----
           Total/1/                       699            $ 75,994,160.85                         100.00%

/1/  Percentages may not add to 100% due to rounding.


                   LIEN POSITION OF INITIAL GROUP I ADJUSTABLE
                             RATE HOME EQUITY LOANS

                                                                                      % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
           Lien                       Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
             1                         699                 $ 75,994,160.85                   100.00%

                 DISTRIBUTION OF GROSS MARGIN OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
       Gross Margin                   Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
      4.001 - 5.000                         8               $ 664,237.85                           0.87%
      5.001 - 6.000                        88              10,404,579.04                          13.69%
      6.001 - 7.000                       348              38,775,150.96                          51.02%
      7.001 - 8.000                       204              21,610,946.96                          28.44%
      8.001 - 9.000                        40               3,803,623.48                           5.01%
     9.001 - 10.000                        11                 735,622.56                           0.97%
                                           --                 ----------                           -----
           Total/1/                       699            $ 75,994,160.85                         100.00%

/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      MAXIMUM LOAN RATE OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
     Maximum Loan Rate                Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
     9.001 - 10.000                         2                  $ 151,454.05                        0.20%
    11.001 - 12.000                         1                    181,537.60                        0.24%
    12.001 - 13.000                         1                    161,400.00                        0.21%
    13.001 - 14.000                         8                    861,539.77                        1.13%
    14.001 - 15.000                       110                 14,405,128.37                       18.96%
    15.001 - 16.000                       229                 25,794,759.11                       33.94%
    16.001 - 17.000                       203                 21,206,187.76                       27.91%
    17.001 - 18.000                       109                 10,152,018.93                       13.36%
    18.001 - 19.000                        28                  2,529,400.16                        3.33%
    19.001 - 20.000                         6                    465,035.79                        0.61%
    20.001 - 21.000                         2                     85,699.31                        0.11%
                                            -                     ---------                        -----
           Total/1/                       699               $ 75,994,160.85                      100.00%


/1/  Percentages may not add to 100% due to rounding.


                      MINIMUM LOAN RATE OF INITIAL GROUP I
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                     % of Initial Group I
                                    Number of            Aggregate Principal       Adjustable Rate Loans by
     Minimum Loan Rate                Loans              Balance Outstanding     Outstanding Principal Balance
-------------------------- ------------------------ ---------------------------- -----------------------------
      5.001 - 6.000                        10                $ 1,251,138.76                        1.65%
      6.001 - 7.000                        28                  3,772,454.53                        4.96%
      7.001 - 8.000                        38                  4,086,878.84                        5.38%
      8.001 - 9.000                       128                 16,174,693.26                       21.28%
     9.001 - 10.000                       267                 29,325,161.38                       38.59%
    10.001 - 11.000                       165                 15,899,313.34                       20.92%
    11.001 - 12.000                        49                  4,522,111.06                        5.95%
    12.001 - 13.000                        11                    831,220.12                        1.09%
    13.001 - 14.000                         3                    131,189.56                        0.17%
                                            -                    ----------                        -----
           Total/1/                       699               $ 75,994,160.85                      100.00%

/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      THE INITIAL GROUP II ADJUSTABLE RATE
                                HOME EQUITY LOANS
----------------------------------------------------------------------------
Number of Loans:                                                   342
Wgt. Avg. Loan Rate:                                            9.664%
Range of Rates:                                         7.20% - 12.75%
Wgt. Avg. Orig. Maturity:                                          360
Wgt. Avg. Rem. Maturity:                                           358
Avg. Rem. Princ. Balance:                                     $112,058
Wgt. Avg. CLTV:                                                 85.77%
----------------------------------------------------------------------------

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL GROUP II ADJUSTABLE RATE
                               HOME EQUITY LOANS

                                                                                      % of Initial Group II
                                    Number of             Aggregate Principal       Adjustable Rate Loans by
           State                      Loans               Balance Outstanding     Outstanding Principal Balance
------------------------        -----------------       -----------------------   -----------------------------
                 OH                      40                 $ 3,062,000.47                       7.99%
                 IL                      26                   2,736,731.24                       7.14%
                 NC                      23                   2,418,561.66                       6.31%
                 MD                      15                   2,326,751.55                       6.07%
                 TX                      21                   2,287,084.27                       5.97%
                 CA                      14                   2,272,628.49                       5.93%
                 WA                      14                   2,195,571.38                       5.73%
      Other States*                     189                  21,024,524.95                      54.86%
                                        ---                  -------------                      ------
           Total/1/                     342                $ 38,323,854.01                     100.00%

* No one State in this category constitutes more than 5% of the Initial Group II Adjustable Rate Home Equity Loans Outstanding Principal Balance.
/1/  Percentages may not add to 100% due to rounding.

                    YEARS OF ORIGINATION OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS


                                                                                       % of Initial Group II
                                    Number of             Aggregate Principal        Adjustable Rate Loans by
    Year of Origination               Loans               Balance Outstanding      Outstanding Principal Balance
-------------------------       -----------------        ---------------------     -----------------------------
               1997                       1                   $ 412,502.21                         1.08%
               1998                      61                   6,856,631.63                        17.89%
               1999                     280                  31,054,720.17                        81.03%
                                        ---                  -------------                        ------
           Total/1/                     342                $ 38,323,854.01                       100.00%


/1/  Percentages may not add to 100% due to rounding.

              DISTRIBUTION OF ORIGINAL INITIAL GROUP II ADJUSTABLE
                          RATE HOME EQUITY LOAN AMOUNTS


                                                                                      % of Initial Group II
  Original HE Loan                  Number of             Aggregate Principal       Adjustable Rate Loans by
 Amount (in Dollars)                  Loans               Balance Outstanding     Outstanding Principal Balance
-----------------------          ----------------        ---------------------    -----------------------------
     25,001 - 50,000                    32                  $ 1,266,700.90                    3.31%
     50,001 - 75,000                    80                    5,109,307.74                   13.33%
    75,001 - 100,000                    81                    7,091,203.17                   18.50%
   100,001 - 125,000                    57                    6,384,994.21                   16.66%
   125,001 - 150,000                    45                    6,094,590.67                   15.90%
   150,001 - 175,000                     8                    1,222,399.48                    3.19%
   225,001 - 250,000                     5                    1,224,894.13                    3.20%
   250,001 - 275,000                    12                    3,138,946.60                    8.19%
   275,001 - 300,000                    12                    3,456,993.37                    9.02%
          >= 300,001                    10                    3,333,823.74                    8.70%
                                        --                    ------------                    -----
          Total/1/                     342                 $ 38,323,854.01                  100.00%


/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS



                                                                                      % of Initial Group II
                                    Number of            Aggregate Principal        Adjustable Rate Loans by
     Months Remaining                 Loans              Balance Outstanding      Outstanding Principal Balance
-------------------------    -------------------       ----------------------     -----------------------------
         337 - 360                      342                 $ 38,323,854.01                     100.00%


/1/  Percentages may not add to 100% due to rounding.


             INITIAL GROUP II ADJUSTABLE RATE HOME EQUITY LOAN RATES

                                                                                         % of Initial Group II
   Range of HE Loans by             Number of            Aggregate Principal           Adjustable Rate Loans by
        Loan Rates                    Loans              Balance Outstanding         Outstanding Principal Balance
-------------------------       ----------------        ---------------------        -----------------------------
        7.001 - 8.000                     7                 $ 1,464,926.88                       3.82%
        8.001 - 9.000                    68                   8,829,399.34                      23.04%
       9.001 - 10.000                   163                  18,628,592.12                      48.61%
      10.001 - 11.000                    78                   7,464,588.10                      19.48%
      11.001 - 12.000                    21                   1,591,339.68                       4.15%
      12.001 - 13.000                     5                     345,007.89                       0.90%
                                          -                     ----------                       -----
           Total/1/                     342                $ 38,323,854.01                     100.00%


/1/  Percentages may not add to 100% due to rounding.


               COMBINED LOAN-TO-VALUE RATIO OF INITIAL GROUP II
                       ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                      % of Initial Group II
  Combined Loan-to-Value            Number of            Aggregate Principal        Adjustable Rate Loans by
           Ratio                      Loans              Balance Outstanding      Outstanding Principal Balance
--------------------------    -----------------         ---------------------     -----------------------------
      20.01 - 30.00                       1                     $ 30,000.00                       0.08%
      40.01 - 50.00                       1                       66,125.31                       0.17%
      50.01 - 60.00                       6                      355,621.73                       0.93%
      60.01 - 70.00                      16                    1,659,020.32                       4.33%
      70.01 - 80.00                      99                   10,033,796.58                      26.18%
      80.01 - 90.00                     157                   18,119,246.48                      47.28%
     90.01 - 100.00                      62                    8,060,043.59                      21.03%
                                         --                    ------------                      ------
           Total/1/                     342                 $ 38,323,854.01                     100.00%

/1/  Percentages may not add to 100% due to rounding.


                 LIEN POSITION OF INITIAL GROUP II ADJUSTABLE
                            RATE HOME EQUITY LOANS

                                                                                      % of Initial Group II
                                    Number of             Aggregate Principal       Adjustable Rate Loans by
           Lien                       Loans               Balance Outstanding     Outstanding Principal Balance
--------------------------      -----------------        ---------------------    -----------------------------
             1                          342                 $ 38,323,854.01                    100.00%



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                MONTH OF NEXT RATE ADJUSTMENT OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS


                                                                                      % of Initial Group II
    Month of Next Rate              Number of            Aggregate Principal        Adjustable Rate Loans by
        Adjustment                    Loans              Balance Outstanding      Outstanding Principal Balance
--------------------------      -----------------       ---------------------     -----------------------------
            1999-05                         1                $ 72,999.87                           0.19%
            1999-08                         4                 362,630.37                           0.95%
            1999-09                         1                 412,502.21                           1.08%
            2000-03                         1                  42,989.44                           0.11%
            2000-07                         3                 512,704.42                           1.34%
            2000-08                         3                 167,090.90                           0.44%
            2000-09                         8                 920,914.87                           2.40%
            2000-10                         9                 797,288.37                           2.08%
            2000-11                        12               1,108,607.13                           2.89%
            2000-12                        15               2,261,966.98                           5.90%
            2001-01                        38               3,977,759.80                          10.38%
            2001-02                        67               7,817,396.61                          20.40%
            2001-03                       127              13,791,322.73                          35.99%
            2001-04                        36               4,430,821.46                          11.56%
            2001-05                         4                 404,180.00                           1.05%
            2001-11                         1                 101,011.50                           0.26%
            2001-12                         3                 372,772.89                           0.97%
            2002-02                         5                 545,126.54                           1.42%
            2002-03                         2                 117,767.92                           0.31%
            2002-04                         2                 106,000.00                           0.28%
                                            -                 ----------                           -----
           Total/1/                       342            $ 38,323,854.01                         100.00%


/1/  Percentages may not add to 100% due to rounding.


                DISTRIBUTION OF GROSS MARGIN OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                      % of Initial Group II
                                    Number of            Aggregate Principal        Adjustable Rate Loans by
       Gross Margin                   Loans              Balance Outstanding      Outstanding Principal Balance
--------------------------      -----------------       ---------------------     -----------------------------
      4.001 - 5.000                       6                    $ 578,248.87                      1.51%
      5.001 - 6.000                      45                    5,200,120.17                     13.57%
      6.001 - 7.000                     164                   19,777,261.19                     51.61%
      7.001 - 8.000                     114                   11,804,856.54                     30.80%
      8.001 - 9.000                      11                      843,061.37                      2.20%
     9.001 - 10.000                       2                      120,305.87                      0.31%
                                          -                      ----------                      -----
           Total/1/                     342                 $ 38,323,854.01                    100.00%

/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      MAXIMUM LOAN RATE OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                      % of Initial Group II
                                    Number of             Aggregate Principal       Adjustable Rate Loans by
     Maximum Loan Rate                Loans               Balance Outstanding     Outstanding Principal Balance
--------------------------       -----------------       ---------------------    --------------------------------
       11.001 - 12.000                    1                     $ 84,000.00                       0.22%
       12.001 - 13.000                    3                      260,338.84                       0.68%
       13.001 - 14.000                    3                      673,556.57                       1.76%
       14.001 - 15.000                   50                    6,259,245.97                      16.33%
       15.001 - 16.000                  144                   17,356,790.27                      45.29%
       16.001 - 17.000                   86                    9,468,655.73                      24.71%
       17.001 - 18.000                   43                    3,321,080.17                       8.67%
       18.001 - 19.000                   11                      855,422.01                       2.23%
       19.001 - 20.000                    1                       44,764.45                       0.12%
                                          -                       ---------                       -----
              Total/1/                  342                 $ 38,323,854.01                     100.00%


/1/  Percentages may not add to 100% due to rounding.


                      MINIMUM LOAN RATE OF INITIAL GROUP II
                        ADJUSTABLE RATE HOME EQUITY LOANS

                                                                                       % of Initial Group II
                                    Number of             Aggregate Principal        Adjustable Rate Loans by
     Minimum Loan Rate                Loans               Balance Outstanding      Outstanding Principal Balance
--------------------------      -----------------        ---------------------     --------------------------------
      5.001 - 6.000                      11                  $ 1,547,695.04                        4.04%
      6.001 - 7.000                      16                    1,958,811.76                        5.11%
      7.001 - 8.000                      20                    2,425,479.09                        6.33%
      8.001 - 9.000                      62                    8,099,189.65                       21.13%
     9.001 - 10.000                     138                   15,821,516.18                       41.28%
    10.001 - 11.000                      71                    6,750,453.76                       17.61%
    11.001 - 12.000                      20                    1,472,953.38                        3.84%
    12.001 - 13.000                       4                      247,755.15                        0.65%
                                          -                      ----------                        -----
           Total/1/                     342                 $ 38,323,854.01                      100.00%


/1/  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              PREPAYMENT SCENARIOS

                              Scenario I         Scenario II       Scenario III        Scenario IV         Scenario V
                            --------------     ---------------   ----------------    ---------------     --------------
Adjustable Rate Home
Equity Loans (1)                 18%                 24%                30%                36%                42%
Fixed Rate Home Equity
Loans (2)                        75%                100%               125%               150%                175%


(1)  As a conditional prepayment rate ("CPR") percentage.
(2)  As a percentage of the Base Prepayment Assumption.


                          CPR PREPAYMENT SENSITIVITIES

                          Scenario I         Scenario II         Scenario III        Scenario IV          Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                        --------------      --------------      --------------      --------------      --------------
To Call
HE: A-1A ARM            4.30     03/10      3.19     09/07      2.48     12/05      2.00     08/04      1.64     09/03
HE: A-1B ARM            4.29     03/10      3.18     09/07      2.47     12/05      1.98     08/04      1.62     09/03
HE: A-1                 1.24     10/01      1.00     04/01      0.85     01/01      0.75     10/00      0.67     08/00
HE: A-2                 3.36     04/04      2.58     01/03      2.10     04/02      1.78     10/01      1.55     06/01
HE: A-3                 5.63     04/06      4.08     03/04      3.10     12/02      2.56     04/02      2.19     11/01
HE: A-4                 8.08     11/08      5.90     09/06      4.23     02/05      3.19     03/03      2.65     06/02
HE: A-5                 5.58     09/08      5.03     07/06      4.43     02/05      3.75     12/03      3.07     02/03
HE: A-6                 1.63     02/01      1.63     02/01      1.63     02/01      1.63     02/01      1.63     02/01
HE: M-1                11.74     10/11      8.99     11/08      7.13     01/07      5.76     09/05      4.71     09/04
HE: M-2                12.29     10/11      9.38     11/08      7.54     01/07      6.21     09/05      5.21     09/04
HE: B-1                 5.42     06/06      4.10     10/04      3.80     04/04      3.65     12/03      3.57     11/03
HE: B-2                10.55     10/11      8.01     11/08      6.75     01/07      5.85     09/05      5.12     09/04
To Maturity
HE: M-1                11.91     11/12      9.17     11/09      7.22     09/07      5.81     02/06      4.72     12/04
HE: M-2                15.96     07/29     13.09     07/29     10.66     07/29      8.76     07/29      7.26     07/29
HE: B-2                13.65     07/29     10.64     07/29      9.06     07/29      7.96     07/29      7.11     07/29

* The Certificates (other than the Class A-1A ARM and the Class A-1B ARM Certificates) will be priced with respect to the Fixed Rate Home Equity Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Class A-1A ARM and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Loans, using a constant prepayment rate of 30% CPR.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.